Exhibit 99.3

                    Certification Pursuant to 18 U.S.C. 1350
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



     In connection with the Quarterly Report on Form 10-Q for the period ended June 30, 2002 (the "Report") of Oglethorpe Power Corporation (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, W. Clayton Robbins, the Senior Vice President, Finance and Administration of the Registrant certify, to the best of my knowledge, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2)   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.




                                                  /s/  W. Clayton Robbins
                                                  -----------------------
                                                  Name

                                                  Principal Financial Officer
                                                  ---------------------------
                                                  Title

                                                  August 13, 2002
                                                  ---------------
                                                  Date